Ex. 99.1

                             For Immediate Release
Investor Contact: Kurt R. Harrington 703.312.9647 or kharrington@fbr.com
                               -------------------
Media Contact: Robert Leahy 703.312.9745 or bleahy@fbr.com or Bill Dixon
703.469.1092 or bdixon@fbr.com
                          -------------- --------------

                    FBR Asset Investment Corporation Reports
                          Record Third Quarter Results

            Earnings per Share Increase 60% versus Third Quarter 2001

ARLINGTON, Va., October 22, 2002 - FBR Asset Investment Corporation (NYSE: FB) today announced record third quarter earnings. Net income was $34.7 million or $1.38 per fully diluted share for the quarter ended September 30, 2002 compared to $5.6 million or $0.86 per fully diluted share in the third quarter of 2001. For the nine months ended September 30, 2002, net income was $84.2 million or $4.47 per fully diluted share compared to $9.8 million or $2.12 per fully diluted share for the nine months ended September 30, 2001. The Company had 25.1 million shares outstanding at September 30, 2002. FBR Asset paid a quarterly dividend of $1.25 per share on October 15, 2002, to shareholders of record as of September 27, 2002.

At September 30, 2002, FBR Asset Investment Corporation's (the Company) portfolio of mortgage-backed securities (MBS) totaled $5.82 billion and the Company's corresponding repurchase agreement liabilities were $5.15 billion resulting in leverage of 8.2 to 1 at the end of the third quarter. Leverage in the MBS portfolio was 7.3 to 1 at June 30, 2002. The average balance of MBS for the quarter was $4.9 billion and the average leverage for the quarter was 6.4 to
1. The Company did not fully deploy the proceeds of its June 2002 equity offering until the end of the quarter. At the end of the third quarter, the Company's investments in equity securities totaled $99.3 million. Total equity at September 30, 2002 was $728 million and book value per outstanding common share was $29.06.

The weighted average annual yield on the MBS portfolio was 4.73% for the third quarter and the company's weighted average interest rate of financing for the mortgage-backed securities was 2.00% (including the impact of interest rate swaps) resulting in a net interest spread of 2.73% during the period.

Net interest income and gains from the MBS portfolio totaled $36.8 million in the third quarter, contributing approximately 83% of the Company's net revenue (net interest, dividends, fees and net gains). Dividends and net gains from equity investments totaled $1.9 million in the third quarter and represented approximately 4% of net revenue. Fees earned from Friedman, Billings, Ramsey Group, Inc. (FBR) investment banking transactions totaled $5.3 million during the second quarter and contributed approximately 12% of net revenue. Interest on notes receivable and cash was $0.3 million for the period and represented approximately 1% of net revenue for the quarter.

During the third quarter, the Company maintained a short duration of 1.37 at September 30, 2002 as it deployed the proceeds of the equity offering completed in June. Also during the quarter, the Company entered into three interest rate swap agreements under which the Company has agreed to pay a fixed rate on $3 billion of its financing. The impact of these swaps was to significantly reduce the Company's exposure to rising short-term interest rates for the term of the agreements, which expire in July 2003. The Company's cost of funds excluding the impact of hedging was 1.79% for the quarter. At September 30, 2002, the weighted average remaining maturity of the Company's borrowings was 34 days. Including the impact of the swaps, the weighted average number of days to repricing of liabilities was 183 days.

During the quarter, the Company experienced an average one month CPR (constant pre-payment rate) of 24%. The average unamoritized cost of its MBS portfolio was
101.59 at September 30, 2002. The Company's return on equity for the third quarter was 19.4% and its annualized dividend yield based upon today's closing price is 16.9%.

The Company made two significant investments during the quarter for its equity portfolio. Total capital deployed in those investments was approximately $70 million. In each case the Company's broker-dealer subsidiary earned an advisory fee from FBR, the underwriter and/or placement agent for the securities, pursuant to the fee agreement entered into by FBR and the Company in 2001.

FBR Asset is a real estate investment trust (REIT) that was formed in December 1997. FBR Asset invests in mortgage-backed securities and makes opportunistic investments in debt and equity securities of companies engaged in real estate-related and other businesses.

This news release shall not constitute an offer to sell or a solicitation of an offer to buy securities of FBR Asset nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A live webcast of FBR Asset's conference call on Wednesday, October 23rd will be
available        at       9        a.m.        (Eastern        Time)        via:
http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=FB&script=
1020&item_id=ew,648629,1&layout=-6

Replays of the webcast will be available afterward.
                                      # # #

         The company makes forward-looking statements in this document that are subject to risks and uncertainties in addition to those set forth above. These forward-looking statements include information about possible or assumed future results of the company's operations. Also, when the company uses any of the words "believes," "expects," "anticipates" or similar expressions, it is making forward-looking statements. Many possible events or factors could affect the company's future financial results and performance. This could cause the company's results or performance to differ materially from those expressed in the forward-looking statements. These and other risks are described in the company's publicly filed documents and reports that are available from the company and from the SEC. Three pages of financial data follow this page.



                FBR ASSET INVESTMENT CORPORATION
                CONDENSED STATEMENT OF OPERATIONS
                (In thousands, except per share amounts)
                (Unaudited)


                                                                                 Three months ended
                                                                                   September 30,
                                                            -------------------------------------------------------------

Revenue:                                                               2002                                     2001
                                                            -----------------------                  --------------------
 Interest                                                                $  56,739                               $ 8,536
 Dividends                                                                       -                                 1,046
 Fee income                                                                  5,286                                     -
                                                            -----------------------                  --------------------
                Total Revenue                                               62,025                                 9,582

Expenses:
 Interest                                                                   22,511                                 4,120
 Management fees:
    Base                                                                     2,593                                   539
    Incentive                                                                4,195                                   417
 Professional fees & other                                                     770                                   144
                                                            -----------------------                  --------------------
                Total Expenses                                              30,069                                 5,220
                                                            -----------------------                  --------------------

            Net realized gains                                               4,823                                 1,282
                                                            -----------------------                  --------------------
            Net income before income taxes                                  36,779                                 5,644
            Income tax provision                                            (2,114)                                    -
                                                            -----------------------                  --------------------
            Net income                                                    $ 34,665                               $ 5,644
                                                            =======================                  ====================


Basic earnings per share                                                  $   1.38                               $  0.88
                                                            =======================                  ====================

Diluted earnings per share                                                $   1.38                               $  0.86
                                                            =======================                  ====================

Basic weighted-average shares                                               25,054                                 6,408
                                                            =======================                  ====================

Diluted weighted-average shares                                             25,079                                 6,547
                                                            =======================                  ====================




                FBR ASSET INVESTMENT CORPORATION
                CONDENSED STATEMENT OF OPERATIONS
                (In thousands, except per share amounts)
                (Unaudited)


                                                                                 Nine months ended
                                                                                   September 30,
                                                            -------------------------------------------------------------

Revenue:                                                               2002                                     2001
                                                            -----------------------                  --------------------
 Interest                                                               $  119,167                              $ 14,877
 Dividends                                                                   1,964                                 2,310
 Fee income                                                                  5,858                                 1,702
                                                            -----------------------                  --------------------
                Total Revenue                                              126,989                                18,889

Expenses:
 Interest                                                                   44,070                                 7,794
 Management fees:
    Base                                                                     5,717                                   963
    Incentive                                                                8,733                                   811
 Professional fees & other                                                   1,679                                   590
                                                            -----------------------                  --------------------
                Total Expenses                                              60,199                                10,158
                                                            -----------------------                  --------------------

            Net realized gains                                              19,646                                 1,610
            Recognized loss on available for-
                sale equity securities                                          --                                  (545)
                                                            -----------------------                  --------------------
            Net income before income taxes                                  86,436                                 9,796
            Income tax provision                                            (2,280)                                   --
                                                            -----------------------                  --------------------
            Net income                                                    $ 84,156                               $ 9,796
                                                            =======================                  ====================


Basic earnings per share                                                  $   4.48                               $  2.17
                                                            =======================                  ====================

Diluted earnings per share                                                $   4.47                               $  2.12
                                                            =======================                  ====================

Basic weighted-average shares                                               18,785                                 4,507
                                                            =======================                  ====================

Diluted weighted-average shares                                             18,808                                 4,620
                                                            =======================                  ====================




                FBR ASSET INVESTMENT CORPORATION
                CONDENSED STATEMENT OF OPERATIONS
                (Unaudited)

                           Selected Balance Sheet Data
                                                                                                                3rd Quarter
                                                                                                           Average Daily Balance
                                                        September 30, 2002          December 31, 2001              2002
                                                        ------------------          -----------------              ----

Mortgage-Backed securities(1)                                5,822,504,819               1,238,365,511         4,905,067,532
Repurchase agreements                                        5,151,038,600               1,105,145,000         4,398,712,730
Equity securities(1)                                            99,307,501                  61,692,660            35,892,807
Notes receivable                                                         -                   8,000,000               543,478
Equity capital(a)                                              728,026,265                 203,865,546           722,255,731



                                                                                                                3rd Quarter
                                                                                                           Average Daily Balance
                                                        September 30, 2001          December 31, 2000              2001
                                                        ------------------          -----------------              ----

Mortgage-Backed securities(1)                                1,187,818,805                 154,848,205           726,669,915(a)
Repurchase agreements                                          983,614,000                 133,896,000           450,233,871
Equity securities(1)                                            51,768,538                  28,110,190            40,382,955
Notes receivable                                                12,000,000                   4,000,000            12,000,000
Equity capital(a)                                              191,316,537                  86,840,584           158,982,841

(a)  The average daily balance is the average of the month-end balances

(1)      At fair value

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